UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2007
UNITED STATES LIME & MINERALS, INC.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	000-4197 (Commission File Number)	75-0789226 (IRS Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)
(972) 991-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On March 30, 2007, United States Lime & Minerals, Inc. (the “Company”) entered into a third amendment to its credit agreement, dated as of March 31, 2007, with Wells Fargo Bank, N.A. (the “Amendment”). The Amendment, which is attached as Exhibit 10.1, is hereby incorporated by reference in response to this Item.
     A description of the Amendment is included below under ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT and is hereby incorporated by reference in response to this Item.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     As of March 31, 2007, the Company entered into the Amendment of its credit agreement with Wells Fargo Bank, N.A. (the “Lender”) primarily to reduce the interest rate margin under the Credit Facilities (defined below) and to extend the maturity date of the $30 million revolving credit facility portion of the Credit Facilities (“the Revolving Facility”). In addition to the Revolving Facility, the credit agreement includes a ten-year $40 million term loan (the “Term Loan”) and a ten-year $20 million multiple draw term loan (the “Draw Term Loan”) (collectively, the “Credit Facilities”).
     The Credit Facilities now bear interest, at the Company’s option, at either LIBOR plus a margin of 1.125% (previously 1.25%) to 2.125% (previously 2.50%), or the Lender’s Prime Rate plus a margin of minus 0.625% (previously minus 0.50%) to plus 0.375% (previously plus 0.50%). The margins are determined quarterly in accordance with a defined rate spread based upon the ratio of the Company’s total funded senior indebtedness to earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the twelve months ended on the last day of the most recent calendar quarter. The defined rate spread was also revised in the Company’s favor by the Amendment. As of March 31, 2007, the LIBOR margin was reduced to 1.375% (from 1.75% without the Amendment).
     The Amendment also extended the maturity date of the Revolving Facility to April 2, 2012. Previously, the maturity date for the Revolving Facility was October 20, 2010.
     Pursuant to a security agreement, dated August 25, 2004, the Credit Facilities continue to be secured by the Company’s and its subsidiaries’ existing and hereafter acquired tangible assets, intangible assets and real property.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Third Amendment to Credit Agreement dated as of March 31, 2007 among United States Lime & Minerals, Inc., each Lender from time to time a party thereto, and Wells Fargo Bank, N.A., as Administrative Agent.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2007	UNITED STATES LIME & MINERALS, INC.
	By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Third Amendment to Credit Agreement dated as of March 31, 2007 among United States Lime & Minerals, Inc., each Lender from time to time a party thereto, and Wells Fargo Bank, N.A., as Administrative Agent.

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